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                                                                  EXHIBIT - 32.2

                                  MOSSIMO, INC.

                            CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350 AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mossimo, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mali Shrinivas, Chief Financial Officer of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

              (1)  The Report to which this certification is attached as Exhibit
                   - 32.2 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

              (2) The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations, and cash flows of the Company.


/s/ Mali Shrinivas
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Mali Shrinivas
Chief Financial Officer
May 14, 2004